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                                                                   EXHIBIT 10.14

                             MASTER LEASE AGREEMENT

Lessee Full Name and Full Address:              Lease No.
                                                ------------------
THE WHITE HOUSE, INC.
6711 BAYMEADOW DRIVE
GLEN BURNIE, MD 21060

Name and Phone No. of Lessee Contact:   STEVE HIRSCH

Lessee Form of Organization:  CORPORATION     Fed Tax I.D. No.  52-1413575

(corporation, partnership, limited              Date of Master Lease
liability company, individual, etc.):             Agreement:
                                                  ------------------

Lessee's State of Organization: MD    Lessee's State Organization
(if a corporation or registered       Identification Number:       D01984772
organization


For and in consideration of the mutual promises set forth below. CARLTON FINANCIAL CORPORATION ("Lessor") and the lessee named above ("Lessee") agree as follows:

     1. MASTER LEASE. This Master Lease Agreement ("Master Lease") provides terms and conditions the parties hereto intend be applicable to various lease transactions. Each lease contract shall be evidenced by a Lease Schedule, in the form attached hereto as Exhibit A, executed by Lessor and Lessee that explicitly incorporates the provisions of this Master Lease Agreement and sets forth specific terms of that particular lease contract (each such Equipment Schedule, as it incorporates this Master Lease, shall be called "this Lease"). Where the provisions of a Lease Schedule conflict with the terms of this Master Lease, the provisions of the Lease Schedule shall prevail. Each Lease Schedule shall constitute a complete and separate lease agreement independent of all other Lease Schedules and without any requirement of being accompanied by an originally executed counterpart of this Master Lease Agreement. One originally executed counterpart of the Lease Schedule shall be stamped "Original" and retained by the Lessor. If more than one counterpart of the Lease Schedule is executed by Lessor and Lessee, all other counterparts shall be stamped "Duplicate Original." Only transfer of possession or control by the Lesser of the originally executed counterpart stamped "Original" shall be effective for purposes of perfecting an interest in the Lease Schedule by possession. This lease is subject to the terms and conditions as stated on the Lease Commitment letter dated June 17, 2002.

     2. NO WARRANTIES. Lessee agrees that it has selected each item of Equipment and other property (the "Equipment") described in the Lease Schedule based upon its own judgment and disclaims any reliance upon any statements or representations made by Lessor. Lessee acknowledges the supplier of the Equipment is not Lessor's agent. LESSOR MAKES NO EXPRESS OR IMPLIED WARRANTY WITH RESPECT TO THE EQUIPMENT AND SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND ANY LIABILITY FOR CONSEQUENTIAL DAMAGES ARISING OUT OF THE USE OR INABILITY TO USE THE EQUIPMENT. LESSEE AGREES TO PAY THE RENT REQUIRED HEREUNDER WITHOUT REGARD TO THE CONDITION OF THE EQUIPMENT.

     3. FINANCE LEASE. Lessor and Lessee agree that this Lease is a "finance lease" within the meaning of Article 2A of the Uniform Commercial Code. The parties agree that the Lessor has not selected, manufactured or supplied the Equipment. Lessee acknowledges receipt of a copy of the contract evidencing Lessor's purchase of the Equipment. THERE ARE NO WARRANTIES OR OTHER RIGHTS PROVIDED TO THE LESSEE BY THE LESSOR OR THE SUPPLIER OF THE EQUIPMENT IN CONNECTION WITH THIS LEASE EXCEPT AS DESCRIBED HEREIN.

     4. NET AND NONCANCELLABLE LEASE. This is a net Lease and Lessee's obligation to pay the rent and other amounts due hereunder is unconditional and not subject to abatement, reduction or setoff, defense, counterclaim or interruption of any kind. This Lease is a non-cancelable lease and will not terminate in the event of any damage to or destruction of the Equipment. To

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          the extent permitted by law, Lessee waives the right to (i) cancel this Lease; (ii) repudiate this Lease; (iii) reject the Equipment;
          (iv) revoke acceptance of the Equipment; (v) recover damages from Lessor for any breaches of warranty or for any other reason; (vi) grant a security interest in the Equipment to a third party (vii) deduct from rents all or any part of claimed damages resulting from Lessor's default, if any. This Lease may be terminated only as expressly provided herein.

     5. TERM AND AUTOMATIC EXTENSION. The initial term of this Lease (the "Initial Term") respecting an item of Equipment shall commence and end on the dates stated on the Lease Schedule as the commencement and termination dates for that item of Equipment. Lessee or Lessor may terminate this Lease at the expiration of the Initial Term by giving the other at least 90 days prior written notice of termination. If neither Lessee nor Lessor gives such notice, then the term of this Lease shall be extended automatically on the same rental and other terms set forth herein (except that in any event rent during any extended term shall be payable in the amounts and at the times provided in paragraph (7) for successive periods of one month until terminated by either Lessee or Lessor giving the other at least 90 days prior written notice of termination.

     6. SECURITY DEPOSIT AND ADVANCE RENTALS. The Security Deposit or Advance Rentals specified on each Lease Schedule shall be paid by Lessee to Lessor upon the signing of the Lease Schedule. Following completion of the term of this Lease for that Equipment, and provided there has been no breach of this Lease by Lessee, Lessor shall refund to Lessee without interest the security deposit that relates to Equipment whose lease term has expired. No security deposit shall be applied by the Lessee to the last rent payment. Any Advance Rentals paid by Lessee shall be applied to the last rent payments due during the Initial Term of this Lease, except as otherwise agreed by Lessor.

     7. RENT. Lessee shall pay Lessor as rent for the Equipment the periodic amount shown on the Lease Schedule plus any sales or use tax levied with respect to the Equipment. The rent for each period (which shall be monthly unless otherwise provided in the Lease Schedule) shall be paid in advance beginning on the commencement date shown on the Lease Schedule and thereafter on the first day of each rent period unless otherwise provided in the Lease Schedule. The rent for any partial month or other period shall be paid at the rate of 9.5% (simple interest) of the amount funded. Any rent, tax payment or other amount due under this Lease which is not paid when due shall bear interest at the rate of one and one-half (1.5%) percent per month or, if less, the highest rate permitted by law. Lessee agrees to pay Lessor late charges.

     8. TITLE. Title to the Equipment shall at all times remain in Lessor and Lessee shall protect and defend the title of Lessor and keep it free of all claims and liens other than those of Lessee hereunder or created by Lessor. If this Lease shall be construed by a court to be a lease "intended as security" and not a "true" lease, then Lessee, to secure all of Lessee's payment and performance obligations under this Lease, hereby grants to Lessor a first priority security interest in the Equipment (including, without limitation, all inventory, fixtures or other property comprising the same) together with all related software (embedded therein or otherwise) and general intangibles, all additions, attachments, accessories thereto whether or not furnished by the supplier of the Equipment, all subleases, chattel paper, security deposits relating thereto, and any and all substitutions, replacements or exchanges for any such item of Equipment or other collateral and any and all insurance or other proceeds of the property and other collateral to which a security interest is granted.

     9. LAWS AND TAXES. LESSEE SHALL COMPLY WITH ALL LAWS AND REGULATIONS RELATING TO THE EQUIPMENT AND ITS USE AND SHALL PROMPTLY PAY WHEN DUE ALL SALES, USE, PROPERTY, EXCISE AND OTHER TAXES (EXCLUDING INCOME TAXES) AND ALL LICENSE AND REGISTRATION FEES NOW OR HEREAFTER IMPOSED BY ANY GOVERNMENTAL BODY OR AGENCY UPON THE EQUIPMENT OR ITS USE OR THE RENTALS HEREUNDER. Lessee shall prepare and file all tax returns relating to taxes for which Lessee is responsible hereunder which Lessee is permitted to file under the laws of the applicable taxing jurisdiction. Lessee agrees to indemnify and hold Lessor and any Assignee (as defined below) harmless from, against and in respect of any and all such taxes.

     10. INSPECTION. Lessor shall have the right during normal business hours to enter into and upon the premises where the Equipment is located for the purpose of inspecting the same or observing its use.

     11. ALTERATIONS. Without the prior written consent of Lessor, Lessee shall not make any alterations, additions or improvements to the Equipment. Any alteration, addition or improvement shall become the property of Lessor and part of the Equipment for all purposes hereunder.

     12. REPAIRS. Lessee, at its own cost and expense, shall keep the Equipment in good repair, condition and working order and shall furnish or purchase any and all parts, mechanisms, devices and labor required to keep the Equipment in good mechanical and working order. If indicated on the applicable Lease Schedule, Lessee shall at its own expense cause the Equipment to be covered by a maintenance contract, with a service organization acceptable to Lessor, at all times during the lease term and until the Equipment has been returned to Lessor.

     13. LOSS OR DAMAGE. Lessee hereby assumes and shall bear the entire risk of loss, damage, theft and destruction to the

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          Equipment from any and every cause whatsoever (except normal wear and tear resulting from proper use) during the period from and during the delivery of the Equipment to Lessee until it is returned to Lessor. In the event any item of Equipment shall become lost, stolen, destroyed, damaged beyond repair, or rendered permanently unfit for any reason, or in the event of condemnation or seizure, Lessee shall promptly pay Lessor the sum of the following: (a) all rent and other amounts payable by Lessee hereunder which are due but unpaid at the time of computation; (b) the present value of all unpaid rents for the entire balance of the Initial Term of this Lease (with respect to that affected item or items of Equipment) at the time of computation, computed using a discount rate of six percent (6%) per annum; (c) the anticipated fair market value of such items of Equipment at the expiration of the Initial Term of this Lease, which Lessor and Lessee agree shall be conclusively deemed for this purpose to be equal to ____ percent (ten percent if no percentage has been specified) of the original cost of such Equipment; (d) any Tax Loss suffered by Lessor relating to such Equipment; (e) any set up costs related to such Equipment that Lessor has not yet amortized; (f) any expenses incurred by Lessor in enforcing its rights under this Agreement; (g) any interest on any past due amounts as provided elsewhere in this Agreement. Any insurance proceeds received by Lessor on insurance purchased by Lessee shall be credited to Lessee's obligation under this section and Lessee shall be entitled to any surplus.

     14. DELIVERY AND ACCEPTANCE. Unless otherwise provided in a Lease Schedule, Lessee shall pay the cost of transportation of the Equipment to Lessee. Lessee shall bear the risk of loss during such transportation. Upon delivery Lessee shall sign and deliver to Lessor an acceptance certificate satisfactory to Lessor.

     15. LOCATION OF USE. Unless otherwise stated on a Lease Schedule, the Lessee will cause the Equipment subject to that Lease Schedule to be located (after initial delivery to Lessee) at various store addresses as provided by Lessee until such time as that Equipment is returned to Lessor or returned in accordance with Lessor's instructions.

     16. RETURN OF EQUIPMENT. Upon the expiration of or earlier termination of this Lease with respect to an item of Equipment, Lessee shall return the same directly to Lessor at its offices in Minneapolis, Minnesota, or such other location as Lessor designates, in good repair, condition and working order (ordinary wear and tear resulting from proper use thereof alone excepted), completed and ready for further use. Lessee shall pay all transportation and other expenses relating to such return. Lessee authorizes Lessor to sell the Equipment while located upon Lessee's premises. In the event Lessee breaches this section, Lessor may, in lieu to its other remedies, require Lessee to purchase the items of Equipment as to which the breach as occurred on the same terms as if Lessee were exercising an option to purchase such Equipment under this Agreement (and whether or not such an option was granted to Lessee).

     17. INSURANCE. Lessee at its expense shall provide insurance coverage in amounts and with insurance carriers acceptable to Lessor for all risks of: (a) loss, theft, damage or destruction to the Equipment with coverage not less than the original cost of the Equipment (excluding depreciation); and (b) public liability and property damage covering personal injuries, death or property damage resulting from the ownership, maintenance, use, operation or transportation of the Equipment, with coverage of not less than $1,000,000 per occurrence. Each of the insurance policies providing said coverage shall name Lessor and any Assignee as loss payee and additional insured, provide that the policy may not be canceled or materially altered without thirty (30) days prior written notice to Lessor, and be primary without right of contribution from any insurance carried by Lessor. Lessee shall, if requested by Lessor, provide Lessor with a certificate(s) evidencing said coverage prior to taking possession of the Equipment. Lessee hereby irrevocably appoints Lessor as Lessee's attorney in-fact to make claim for, receive payment of, and execute and endorse all documents, checks or drafts for loss or damage or returned premium under any insurance policy of Lessee's.

     18. INDEMNITY. Lessee shall and does hereby agree to indemnify, defend and hold harmless Lessor and any Assignee, and each of their directors, officers, employees, agents of affiliates from any and all claims, demands, actions, suits, proceedings, costs, expenses, damages, and liabilities (including attorneys' fees) arising out of, connected with or resulting from the delivery, possession, use, operation, maintenance, repair or return of Equipment by Lessee or its employees, agents, customers or invitees or vendors. Lessee's obligations under the preceding sentence shall survive expiration of any rental term or the termination of this Agreement.

     19. REPRESENTATIONS AND WARRANTIES BY LESSEE. Lessee represents and warrants to Lessor that: (a) this Lease constitutes the Lessee's legal, valid and binding obligation and is enforceable against Lessee in accordance with its terms; (b) Lessee's entry into and performance under this Lease will not result in any breach, default or violation under Lessee's charter documents (articles of incorporation and bylaws in the case of a corporation or partnership agreement in the case of a partnership or articles of organization and operating agreement in the case of a limited liability company) or any other agreement to which Lessee is a party or to which it or its property is subject; (c) there are no suits or proceedings pending or threatened before any court, government agency or arbitrator which, if determined adversely to Lessee, would have a material adverse effect on its financial condition or ability to perform its obligations under this Lease; (d) that any financial statements or other information which Lessee has furnished Lessor concerning the business or condition of Lessee was true, correct and complete at the time furnished or as of the date of such financial statements; (e) the Equipment shall remain personal property; with respect to any

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          Equipment that is the subject of any sale and leaseback transaction pursuant hereto, Lessee has good title to, rights in, and/or power to transfer all of the same. The Equipment is removable from and is not essential to the premises upon with it is located regardless of its attachment to realty, and Lessee agrees to take such action at its expense as may be necessary to prevent any third party from acquiring any interest in the Equipment as a result of its attachment to realty with respect to all of the Equipment leased hereto.

     20. FINANCIAL STATEMENTS. Upon request by Lessor, Lessee will promptly provide statements for its most recently completed fiscal year end or quarter and any other financial information reasonably requested.

     21. ASSIGNMENT BY LESSOR. Lessor may from time to time without notice to Lessee sell, assign, pledge, transfer or convey to a third party (each an "Assignee") all or part of Lessor's right, title and interest in this Lease, the Equipment, or any sums payable therefor. Lessor may grant a security interest in the same to such Assignee as collateral security for any loans or advances made or to be made to Lessor by such Assignee. Lessee, upon receipt of notice of any such transfer, assignment or security interest and instructions from Lessor shall pay its obligations under this Lease to the Assignee (or to any other party designated by the Assignee). Upon any such transfer, assignment or granting of a security interest by Lessor, Lessee's obligations hereunder with respect to Assignee, including, without limit, its obligation to pay the Assignee under rents and other sums due and to become due under this Lease, shall be absolute and unconditional, and shall not be subject to any abatement, reduction, recoupment, defense, offset or counterclaim for any reason, including but not limited to any defect in the Equipment, the condition, design, operation or fitness for use or any loss or destruction of the Equipment or any part thereof, the prohibition of or other restriction against Lessee's use of the Equipment, the interference with such use by any person or entity, any failure by Lessor to perform any of its obligations herein contained, or any other cause, whether similar or dissimilar to the foregoing. Upon notice of any intended transfer, assignment, or granting of a security interest: (a) Lessee shall promptly submit to Lessor such documents as may be reasonably required by the intended Assignee, in form and substance satisfactory to the intended Assignee, including without limitation: (1) a certificate that the Equipment was delivered and accepted; (2) if Lessee is a corporation, a certified copy of resolutions adopted by Lessee's Board of Directors authorizing execution of this Lease; (3) an acknowledgement to the Lessor's transfer, assignment or granting of a security interest; (4) a UCC-1 Financing Statement; (b) In the event of any such assignment, transfer, or granting of a security interest: (1) Lessee shall send copies of any notices which are requested hereunder to be sent to Lessor to the Assignee as well as to Lessor; (2) Lessee shall not permit this Lease to be amended or any provisions thereof to be waived without the prior written consent of the Assignee; (3) Lessee agrees not to look to the Assignee to perform any of Lessor's obligations hereunder; (4) Lessee agrees that Assignee shall be exclusively entitled to all of the rights and remedies provided to the Lessor under this Lease; (c) No such transfer, assignment or granting of a security agreement by Lessor shall relieve Lessor of any of its obligations under this Lease or shall limit Lessee's rights to look to Lessor for the performance of such obligations.

     22. ASSIGNMENT BY LESSEE. LESSEE SHALL NOT ASSIGN, TRANSFER, PLEDGE, OR HYPOTHECATE THIS LEASE, THE EQUIPMENT OR ANY PART THEREOF, OR ANY INTEREST THEREIN. LESSEE SHALL NOT SUBLET OR LEND THE EQUIPMENT, OR ANY PART THEREOF, OR PERMIT THE EQUIPMENT OR ANY PART THEREOF TO BE USED BY ANYONE OTHER THAN LESSEE WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR (OR FOLLOWING AN ASSIGNMENT, ANY ASSIGNEE OF WHICH THE LESSEE HAS KNOWLEDGE OF) WHICH CONSENT WILL NOT BE UNREASONABLY WITHHELD. If Lessee is a corporation or a partnership, the change in ownership of 50% or more of the ownership interest in Lessee within a 12 month period without the written consent of Lessor, which shall not be unreasonably withheld, constitutes a prohibited assignment hereunder. Subject always to the foregoing, this Lease inures to the benefit of, and is binding upon the heirs, legatees, personal representatives, successors, and assigns of the parties hereto. No sale, assignment or sublease, whether authorized by Lessor or in violation of the terms hereof, shall relieve Lessee of its obligations and Lessee shall remain primarily liable hereunder and under each Lease Schedule. Assigns shall become bound as a "new debtor" to this Master Lease and the Lease Schedule(s) as set forth under UCC Section 9-203(e).

     23. DEFAULT. Any one of the following events shall constitute an "Event of Default" hereunder: (a) Lessee shall fail to pay when due any installment of rent or other amount due hereunder; (b) Lessee shall fail to observe or perform any other agreement to be observed or performed by Lessee hereunder; (c) Lessee, any guarantor of this Lease, or any partner of Lessee if Lessee is a partnership shall cease doing business as a going concern or make an assignment for the benefit of creditors; (d) Lessee, any guarantor of this Lease, or any partner of Lessee if Lessee is a partnership shall voluntarily file, take any action to authorize the filing, or have filed against it involuntarily, a petition for liquidation, reorganization, adjustment of debt or similar relief under the federal or state bankruptcy or insolvency law; (e) a trustee, receiver, or liquidator be appointed for Lessee, any guarantor of this Lease, or for all or a substantial part of the assets of Lessee or any guarantor; (f) any individual Lessee or individual guarantor of this Lease, or partner of Lessee if Lessee is a partnership, shall die; (g) an event of default shall occur under any other obligation Lessee or any guarantor of this Lease owes to Lessor; (h) an event of default by Lessee shall occur under any agreement involving Lessee's or a guarantor's indebtedness to a lender for borrowed money; or (i) Lessee shall have terminated its corporate existence, consolidated with, merged into, or conveyed or leased substantially all of its assets as an entity to any person unless: (i) such person executes and delivers to Lessor an agreement satisfactory in form and substance to

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          Lessor, in its sole discretion, which shall not be reasonably withheld, containing such person's effective assumption and its agreement to pay, perform, comply with and otherwise be liable for all of Lessee's obligations having previously arisen, or then or thereafter arising, under this Lease together with any documents, Agreements investments, certificates, opinions and filings by Lessor; and (ii) Lessor (and any Assignee) is satisfied as to the creditworthiness of such person. In the event of a failure to comply under A or B the Lessor is required to provide notice of default and allow Lessee ten (10) days to cure.

     24. REMEDIES. Upon the occurrence of an Event of Default and at any time thereafter, Lessor or Assignee may exercise from time to time any one or more of the following remedies: (a) terminate this Lease as to any portion or all of the Equipment; (b) take immediate possession of any or all of the Equipment; wherever situated, and for such purpose enter upon any premises without liability for so doing; (c) hold, use, lease, sell or otherwise dispose of any or all of the Equipment in such manner as Lessor in its sole discretion may decide. With respect to any exercise of its rights to recover and/or dispose of any Equipment, Lessee acknowledges and agrees that Lessor shall have no obligation, subject to the requirements of commercial reasonableness, to clean up or otherwise prepare the Equipment for disposition; (d) accelerate the due date of all remaining rent payments due hereunder for the entire remaining Initial Term of this Lease, or any renewal term then in effect, whereupon said amounts shall be immediately due and payable; (e) recover the sum of: (i) any accrued and unpaid rent, plus (ii) the present value of all future rentals reserved in this Lease and contracted to be paid over the unexpired Initial Term of this Lease (or any renewal period then in effect), discounted at the rate of six percent (6%) per annum; plus (iii) the anticipated residual value of the Equipment as of the expiration of this Lease or any renewal thereof, (iv) any indemnity payment, if then determinable;
          (v) all reasonable costs and expenses incurred by Lessor in any repossession, recovery, storage, repair, sale, re-lease or other disposition of the Equipment, including but not limited to costs of transportation, possession, storage, refurbishing, advertising and broker's fees together with all attorney's fees and cost incurred in connection therewith or otherwise resulting from Lessee's default (including any incurred at trial, on appeal or any other proceeding); and (vi) the value of all tax benefits lost to Lessor as a result of Lessee's default of the enforcement by Lessor of any remedy; plus interest on each of the foregoing at the rate of one and one-half
          (1 1/2%) per month ("default interest") (f) expend such monies as Lessor deems appropriate to cure or mitigate the effect of the Event of Default, or to protect the Lessor's interest in the Equipment and this Lease, with all such sums to be immediately reimbursed to Lessor by Lessee; (g) setoff Lessee's security deposit or any other property of Lessee held by Lessor against any amount owed by Lessee to Lessor; and (h) exercise any other remedy permitted by law, equity or any other agreements with Lessee or any guarantor of this Lease. No remedy given in this paragraph is intended to be exclusive and each shall be cumulative. No express or implied waiver by Lessor of any Event of Default shall constitute a waiver of any subsequent Event of Default.

     25. NOTICES. Any written notices hereunder shall be deemed to have been given when delivered personally or deposited in the United States mails, postage prepaid, certified mail, return receipt requested, and if to Lessee, mailed to its address set forth at the heading of this Agreement or to such other address as may be last known to Lessor, and if to Lessor, addressed to Carlton Financial Corporation, 7831 Glenroy Road, Suite 102, Edina, Minnesota 55439-3313 or such other address as Lessor may hereafter specify in a written notice to Lessee.

     26. LABELING. Lessee shall keep all Equipment free from any marking or labeling which might be interpreted as a claim of ownership thereof by Lessee or any party other than Lessor or anyone so claiming through Lessor. If Lessor requests Lessee shall cause the Equipment to be plainly marked or tagged to indicate Lessor's interest in the Equipment.

     27. FURTHER ASSURANCES. Lessee agrees to execute or otherwise authenticate and deliver such other documents, records, financing statements or instruments necessary to effect the transactions contemplated by this Lease or requested by Lessor to document or protect Lessor's ownership interest in the Equipment. Lessee authorizes Lessor to file all documents (including all ucc financing statements and amendments thereto) that Lessor deems necessary to perfect its interest in this Lease and Equipment. Lessee shall provide written notice to Lessor not less than thirty (30) days prior to any contemplated change in the name, jurisdiction of organization or address of the chief executive officer of Lessee, or any change in its state organizational identification number (if applicable).

     28. ENTIRE AGREEMENT. This Lease constitutes the entire agreement between Lessor and Lessee. This Lease shall not be amended, altered, or changed, or any obligation hereunder waived, except by written agreement signed by the parties hereto. No agent or employee of Lessor shall have the power to waive any of the terms or provisions hereof, or to incur additional obligations on behalf of Lessor, unless such waiver or additional obligations are evidenced by an agreement in writing signed by a duly authorized officer of Lessor and by the Lessee. No agent or employee of Lessor shall have the authority to receive any payment of rentals or other sums accruing hereunder except remittances made payable to the order of Lessor for purposes of forwarding same to Lessor, and no agent or employee shall have any power to endorse for collection or otherwise any of those remittances.

     29. SEVERABILITY. If any provision of this Lease is held invalid, that invalidity shall not affect the other provisions that can

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          be given without the invalid provisions, and to this end the provisions of this Lease are declared to be severable.

     30. GOVERNING LAW; FORUM; WAIVER OF JURY TRIAL. This Lease shall be deemed entered into in Minnesota and governed by the laws of the State of Minnesota without regard to the conflicts of laws principal of that state. Lessor and Lessee hereby irrevocably consent to the nonexclusive personal jurisdiction of and venue in any United States or State of Minnesota court sitting in Minneapolis or St. Paul, Minnesota over any dispute arising under or involving this Lease or any guaranty of the Lessee's obligations under this Lease. LESSOR AND LESSEE EACH WAIVES ITS RIGHTS, IF ANY, TO A JURY TRIAL.

     31. POWER OF ATTORNEY. Lessee irrevocably authorizes and appoints Lessor as its attorney in fact to complete, amend and execute on Lessee's behalf financing statements in connection with this Lease and to conform the description of the property (including serial numbers) and any such financing statements or other documentation. Lessee will also promptly execute and deliver to Lessor such further documents and take further action as Lessor may request to more effectively carry out the intent and purpose of this Lease.

          IN WITNESS WHEREOF, the parties hereunto set their hands as of the date first written above.

LESSOR:                                   LESSEE:
CARLTON FINANCIAL CORPORATION              THE WHITE HOUSE, INC.


BY:                                       BY:  /s/ Steve Hirsch
---------------------------------         ---------------------------------
TITLE:                                    TITLE: VP, CFO
---------------------------------         ---------------------------------


494559_1

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Master Lease Agreement No.: __________            Lease Schedule No. ___________

Lessor:        CARLTON FINANCIAL CORPORATION
               7831 GLENROY ROAD, SUITE 102
               EDINA, MINNESOTA 55439-3313

Lessee:        THE WHITE HOUSE, INC.
               6711 BAYMEADOW DRIVE
               GLEN BURNIE, MD 21060

Supplier: APROPOS

Description of Equipment:
Quantity             Serial Number               Type and Model Number
                     SEE ATTACHED SCHEDULE A FOR EQUIPMENT


LOCATION OF EQUIPMENT (IF DIFFERENT FROM LESSEE'S ADDRESS)


                                                                                                  TOTAL COST
                                                                                                $362,811.65

LEASE COMMENCEMENT DATE: 8/1/02                            SCHEDULE OF PAYMENTS                 TOTAL BASIC RENT
                                                                                                $11,620.85

INITIAL TERM IN MONTHS FROM                        INITIAL                BASIC RENTAL
LEASE COMMENCEMENT DATE:   36                      PAYMENT                  PAYMENT             ADVANCE PAYMENT
RENTAL PAYMENT PERIOD                        Due Date:  1st and Last No. 2-35                   $23,241.70
                                             Amount:               at:  $11,620.85
                                             $23,241.70            Due on 1st day of
/X/ Monthly       / / Annually                                     the month                    SECURITY DEPOSIT
/ / Quarterly     / / Other - see            PLUS APPLICABLE       PLUS APPLICABLE SALES        $
/ / Semi-annually   additional provisions    SALES AND USE TAX     AND USE TAX

ADDITIONAL PROVISIONS

1. INCORPORATION OF THE STANDARD TERMS AND CONDITIONS. This Lease Schedule incorporates the terms and conditions of the Master Lease Agreement dated _____________________ between Lessor and Lessee. Capitalized terms used in this Lease Schedule and not otherwise defined shall have the meanings ascribed thereto in the Master Lease Agreement.

2. PURCHASE OPTION. PROVIDED THERE ARE NO CONTINUING EVENTS OF DEFAULT, LESSEE MAY AT THE END OF THE LEASE TERM PURCHASE THE EQUIPMENT FOR $1.00.

3. ENTIRE AGREEMENT. This Lease Schedule, together with the incorporated terms and conditions contained in the Master Lease Agreement, constitutes the entire agreement between Lessee and Lessor and supersedes all prior and contemporaneous writings, understandings, and agreements. No waiver, consent, modification or change of terms of this Lease shall bind either party unless in writing signed by both parties, and then such waiver, consent, modification, or change shall be effective only in the specific instance and for the specific purpose given. Any terms and conditions of any purchase order or other documents submitted by Lessee in connection with this Lease which are in addition to or inconsistent with the terms and conditions of this Lease will not be binding on Lessor and will not apply to this Lease. Lessee by the signature below of its authorized representative acknowledges that it has read this Lease Agreement, understands it, and agrees to be bound by its terms and conditions.

DATED:
      ----------------------------

Lessor: CARLTON FINANCIAL CORPORATION       LESSEE: THE WHITE HOUSE, INC.

By:                                         By: /s/ Steve Hirsch
    --------------------------------------      --------------------------------
Its:                                        Its: Vice President Finance &
    -------------------------------------       Administration, CFO
                                                -------------------------------

494514_1

                                    EXHIBIT A

                 SCHEDULE A OF EQUIPMENT TO LEASE SCHEDULE NO. 1
                   TO MASTER LEASE AGREEMENT DATED __________
                 BETWEEN CARLTON FINANCIAL CORPORATION (LESSOR)
                       AND THE WHITE HOUSE, INC., (LESSEE)

VENDOR:

QTY       DESCRIPTION
1         EVO D500 DT P4 1.7 20G8 128MB
1         KDS 15IN .28 50 HZ 1024X768
1         MULTITECH 33.6 EXT FAX MODEM
1         US ROBOTICS 33.6 EXT. FAX MODEM
1         HP 940C DESK JET 600DPI
1         256MB SYNCH DRAM 133MHZ DIMM
1         CPQ ML570T X900-2MB CACHE DUAL
2         CPQ P3900 X 2MB CPU KIT F/570
2         CPQ 2GB PC 100 SDRAM KIT 4X512
4         CPQ 36GB 56K SCSI UB UNIVERSAL
1         CPQ 431 SMART ARRAY CONTROLLER
1         LINKSYS PROCONNECT SWITCH BOX
3         LINKSYS PS2 CABLE KIT F/11770
1         CPQ 20/40GB DDS4 INT DAT DRIVE
10        SONY DDS4 20/40G DAT TAPE 150M
1         APC SMART UPS 3000VA 120V
1         CPQ ML350 G21.13GHZ 512/126MB
1         CPQ 512 MB PC133MHZ SDRAM ML350
2         CPQ 36GB HP ULTRA3 10K UNIVERS
1         CPQ 431 SMART ARRAY CONTROLLER
1         COMPUTONE RAS 2004
1         INF METACUBE ROLAP 19 USER
1         APROPOS CUBED
1         WINDOWS 2000 SERVER ED 10 USER
1         WINDOWS 2000 SERVER 5 CLIENT
1         CPQ 40/80G INT DLT TAPE DRIVE
1         CPQ DLT 40/80GB TAPES 21 PK
1         CPQ 256MB PC133MHZ SDRAM ML350
15        APROPOS CUBED
7         APROPOS CUBED
2         CPQ 36GB HP ULTRA3 10K UNIVERS
2         CPQ 512MB PC133MHZ SDRAM ML350
1         CPQ ML350 G21.13GHZ 512/128MB
1         CPQ431 SMART ARRAY CONTROLLER

1         CPQ 20/40GB DDS4 INT DAT DRIVE
1         COMPUTONE RAS 16 PROT INTELLIS
10        SONY DDS4 20/40G DAT TAPE 150M
5         MULTITECH 56K EXT FAX MODEM
6         COMPUTONE RJ45-DB25MODEM GOLD
1         MULTITECH 33.6 EXT FAX MODEM
2         DB25M-DB9F SERIAL MODEM CABLE
1         MAS90 GENERAL LEDGER
1         MAS90 E/U SUBSCRIPTION PLAN
1         MAS90 BANK RECONCILIATION
1         FRX 1 USER
1         MAS 200 SYS SETUP
1         MAS90 C/S VISUAL INTEGRATOR
1         MAS90 LIBRARY MASTER LICENSE
1         MAS90 CUSTOM OFFICE
1         MAS90 CS ADD'L 5 USER LICENSE
1         MAS90 ACCOUNTS PAYABLE
26        INFORMIX IDS 1 USER
26        INFORMIX ASSURANCE F/IDS
26        INFORMIX D4GL RT 1 USER
26        INFORMIX ASSUANCE F/D4GL
1         INFORMIX SQL DEV1U
1         INFORMIX SQL ASSURANCE F/DEV1U
1         RED HAT LINUX 6.0 FOR INTEL
2         BACKUP EDGE FOR LINUX/SCO UNIX
1         VSI FAX GOLD FOR LINUX
1         ZIP/SALES TAX DB MONTHLY UPDATE
1         APPOPOS CORPORATE LICENSE
1         APPOPOS ALLOCATION MODULE
1         APROPOS TRANSFERS PLUS
1         APROPOS OPEN TO BUY MODULE
1         APROPOS 101 CDROM CB TRAINING
1         APROPOS METACUBE CB TRAINING
1         APROPOS LIBRA LOSS PREVENTION
3         CUSTOM CONFIGURATION

                          CORPORATE LEASING RESOLUTION

STATE OF MINNESOTA

COUNTY OF HENNEPIN

     I, Patricia Darrow Smith do hereby certify that I am the duly elected and qualified Secretary of The White House, Inc., a Maryland corporation; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of said Corporation at a meeting of said Board of Directors convened and held in accordance with the By-Laws of said Corporation on the 23RD day of MAY, 2002, and that said resolutions are now in full force and effect:

               "RESOLVED, that STEPHEN HIRSCH, as VP Finance & Administration, CFO of this Corporation be, and he hereby is, authorized and directed to negotiate, execute and deliver on behalf of this Corporation a lease agreement with CARLTON FINANCIAL CORPORATION whereby this Corporation will lease

                                Various Equipment

     on terms and conditions which shall be determined by said officers to be advisable and in the best interest of this Corporation, and the execution of such lease agreement by said officers shall be conclusive evidence of their approval thereof.

          Said above-mentioned parties are further authorized and empowered to deliver and pledge as collateral security for the payment of any such leases, such assets of the Corporation as may be required and agreed upon between the above-referred to officers and Carlton Financial Corporation as Carlton Financial Corporation may require.

          BE IT FURTHER RESOLVED, that the Secretary be and he hereby is authorized to furnish Carlton Financial Corporation a certified copy of these resolutions."

     IN WITNESS WHEREOF, I have affixed my name as Secretary of said Corporation and have caused the Corporate Seal of said Corporation to be hereunto affixed this 12TH day JULY, 2002.

Affix Corporate Seal Here

                                     /s/ Patricia Darrow Smith
                                     -----------------------------
                                     (Secretary of Corporation)

                                     to be attested by someone other than
                                     signer on documents

                                                             DATE: 7-10-02
                                                             LEASE NO. _________

FROM:     The White House, Inc.
          6711 Baymeadow Drive
          Glen Burnie, MD 21060

TO:       Insurance Carrier's Name: BROKER: SCHOENFELD INSURANCE ASSOCIATES

          Insurance Contact with Phone #: Matt Schuller 410-727-3272
                                 Fax #: 410-837-6045

          Policy Number: ______________________________________________

          Address: 110 E. Lombard Street
                   Baltimore MD 21202



To Whom It May Concern:

     We have entered into a lease agreement with Carlton Financial Corporation for the equipment shown below. This equipment is located at:

                                  Same as above

     This is a net lease and we are responsible for the insurance cost. Please see that we have immediate coverage and notify Carlton Financial Corporation at once. Kindly send a copy of the insurance policy to Carlton Financial Corporation. The Lease requires Property Damage Coverage and Loss Payee Clause. Liability Coverage and Additional Insured Clause with endorsements in their favor attached. PLEASE LIST CARLTON FINANCIAL CORPORATION AND/OR ITS ASSIGNS AS CERTIFICATE HOLDER.

YOUR IMMEDIATE ATTENTION IS REQUESTED.

EQUIPMENT TO BE INSURED:                              COST: $362,811.65
See Attached Schedule A of Equipment


                                              By: /s/ Steve Hirsch
                                                  ------------------------

Mail to:  Carlton Financial Corporation and/or its assigns
          7831 Glenroy Road, Suite 102
          Edina, MN 55439-3115

                          ACKNOWLEDGEMENT AND AGREEMENT

     THE WHITE HOUSE, INC., ("Lessee"), a Maryland corporation, hereby acknowledges notice of the Assignment of Schedule No. 1 to the Master Lease Agreement (as may be amended from time to time, the "Lease") dated __________, __________, between CARLTON FINANCIAL CORPORATION, as lessor and Lessee as lessee to Security State Savings (the "Bank"), and to induce the Bank to accept such Assignment, agrees as follows:

     1. Lessee acknowledges that CARLTON FINANCIAL CORPORATION ("Lessor") has assigned to the Bank beneficial ownership of the Lease, a true, correct and complete copy of which is attached hereto, but that it has not assigned and the Bank has not assumed any of the obligations of the Lessor under the Lease. Accordingly, Lessee will continue to look to Lessor rather than the Bank for the performance of the obligations of Lessor under the Lease.

     2. Lessee agrees to pay all remaining rentals provided for in the Lease to the Lessor, without offset or reduction of any kind, for the benefit of and remittance to the Bank. The Bank may from time to time instruct Lessee to make payments under the Lease directly to the Bank or another party, and Lessee agrees to make such payments as so directed by the Bank.

     3. Lessee agrees that it shall not terminate the Lease (except as provided in the Lease) and shall not amend the Lease without the prior written consent of the Bank.

     4. Lessee agrees to the Assignment of the Lease to the Bank by Lessor notwithstanding any prohibition in the lease.

     5. Lessee understands that the Bank makes no express or implied warranties or representations as to any matter whatsoever, including, without limitation, the condition of the Equipment (as defined in the Lease), its marketability, or its fitness for any particular purpose. All of the Equipment has been delivered to Lessee, and Lessee has found the equipment to be satisfactory and has accepted it for all purposes of the Lease.

     6. Lessee acknowledges that 34 rentals of $11,620.85 (plus applicable taxes, if any) remain in the term of the Lease, and that the first rental is due on September 1, 2002, and the final rental under the Lease will be due on June 1, 2005.

     IN WITNESS WHEREOF, Lessee has caused this Acknowledgement and Agreement to be executed by its duly authorized officer as of the date set forth below.

                           By: /s/ Steve Hirsch
                              ----------------------------------------
                           Its: VP, CFO
                               ---------------------------------------
                           Date: 7-11-02
                                --------------------------------------